UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02151

            Bancroft Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Jane D. O’Keeffe

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2018

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal year ended October 31, 2018 originally filed with the Securities and Exchange Commission on January 4, 2019 (Accession Number 0001193125-19-002202). The sole purpose of this amendment is to update item 4, and file the auditor’s letter attached hereto as an exhibit to accompany Item 13(a)(4). Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of

Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Bancroft Fund Ltd.

Annual Report — October 31, 2018

(Y)our Portfolio Management Team

To Our Shareholders,

For the fiscal year ended October 31, 2018, the net asset value (NAV) total return of the Bancroft Fund Ltd. was 4.6%, compared with total returns of 3.7% and 3.1% for the ICE Bank of America Merrill Lynch U.S. Convertibles Index and the Bloomberg Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was (1.8)%. The Fund’s NAV per share was $24.22, while the price of the publicly traded shares closed at $20.41 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2018.

Comparative Results

Average Annual Returns through October 31, 2018 (a)(b) (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Since Inception (04/20/71)
Bancroft Fund Ltd.
NAV Total Return (c)	4.58%	7.75%	7.11%	11.08%	8.81%
Investment Total Return (d)	(1.77)	8.77	7.94	11.33	9.31
ICE Bank of America Merrill Lynch U.S. Convertibles Index	3.67	8.19	7.50	12.52	N/A	(e)
Bloomberg Barclays Balanced U.S. Convertibles Index	3.07	4.60	3.39	9.95	N/A	(f)
Standard & Poor’s (S&P) 500 Index	11.28	9.43	12.83	14.85	9.46	(g)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. NAV returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance commonly used to represent the U.S. equity market. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends on October 31.
(c)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. For the period December 2008 through October 2015, distributions were reinvested on the payable date using market prices. For the period May 2006 through November 2008, distributions were reinvested on payable date using NAV. Total returns and average annual returns were adjusted for the 1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial NAV of $22.92.

(d)

Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were adjusted for the 1987 tender offering (no adjustments were made for the 1982 and 2007 tender offers nor for the 1987 or 2003 rights offerings). Since inception return is based on an initial offering price of $25.00.

(e)	The ICE Bank of America Merrill Lynch U.S. Convertibles Index inception date is December 31, 1994.
(f)	The Bloomberg Barclays Balanced U.S. Convertibles Index inception date is January 1, 2003.
(g)	From April 30, 1971, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of October 31, 2018:

Bancroft Fund Ltd.

Computer Software and Services	18.9%
Health Care	14.5%
Financial Services	12.4%
Semiconductors	8.9%
Energy and Utilities	8.8%
U.S. Government Obligations	6.0%
Diversified Industrial	5.8%
Communications Equipment	4.4%
Telecommunications	3.4%
Business Services	3.1%
Entertainment	2.8%

Consumer Services	2.5%
Real Estate Investment Trusts	2.1%
Aerospace	1.9%
Transportation	1.4%
Food and Beverage	0.9%
Agriculture	0.8%
Automotive	0.7%
Metals and Mining	0.7%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Bancroft Fund Ltd.

Schedule of Investments — October 31, 2018

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 71.0%
	Aerospace — 1.9%
$2,000,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$2,044,065	$2,943,538

	Automotive — 0.7%
1,000,000	Tesla Inc., 1.250%, 03/01/21	933,184	1,123,348

	Business Services — 2.8%
1,000,000	Perficient Inc., 2.375%, 09/15/23(a)	1,000,000	919,579
400,000	Q2 Holdings Inc., 0.750%, 02/15/23(a)	407,960	439,851
1,040,000	RingCentral Inc., Zero Coupon, 03/15/23(a)	1,039,922	1,180,192
1,500,000	Square Inc., 0.500%, 05/15/23(a)	1,681,999	1,800,503

		4,129,881	4,340,125

	Communications Equipment — 4.4%
1,500,000	Harmonic Inc., 4.000%, 12/01/20	1,538,518	1,743,567
2,000,000	InterDigital, Inc., 1.500%, 03/01/20	2,028,759	2,188,262
2,459,000	Lumentum Holdings Inc., 0.250%, 03/15/24	2,488,793	2,802,237

		6,056,070	6,734,066

	Computer Software and Services — 17.0%
1,972,000	Apptio Inc., 0.875%, 04/01/23(a)	1,968,296	1,892,154
225,000	Boingo Wireless Inc., 1.000%, 10/01/23(a)	225,000	227,010
1,000,000	Coupa Software Inc., 0.375%, 01/15/23(a)	1,137,884	1,547,500
2,500,000	CSG Systems International Inc., 4.250%, 03/15/36	2,575,557	2,567,080
227,000	DocuSign Inc., 0.500%, 09/15/23(a)	227,000	213,947
500,000	GDS Holdings Ltd., 2.000%, 06/01/25(a)	450,703	367,281
1,987,000	IAC FinanceCo. Inc., 0.875%, 10/01/22(a)	2,234,239	2,781,252
	MercadoLibre Inc.,
850,000	2.250%, 07/01/19	929,891	2,190,809
1,133,000	2.000%, 08/15/28(a)	1,133,000	1,094,465
1,776,000	New Relic Inc., 0.500%, 05/01/23(a)	1,852,102	1,868,242
1,548,000	Nice Systems Inc., 1.250%, 01/15/24	1,610,245	2,096,573
1,701,000	Nutanix Inc., Zero Coupon, 01/15/23(a)	1,718,887	1,878,033

Principal Amount		Cost	Market Value
$ 800,000	Okta Inc., 0.250%, 02/15/23(a)	$822,850	$1,092,273
1,500,000	PROS Holdings Inc., 2.000%, 06/01/47	1,329,257	1,426,722
973,000	Pure Storage Inc., 0.125%, 04/15/23(a)	973,000	997,299
1,135,000	Splunk Inc., 1.125%, 09/15/25(a)	1,135,000	1,077,199
1,500,000	The Priceline Group Inc., 0.350%, 06/15/20	1,847,812	2,169,627
514,000	Vocera Communications Inc., 1.500%, 05/15/23(a)	551,769	626,321

		22,722,492	26,113,787

	Consumer Services — 2.5%
2,000,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	2,035,291	2,160,088
1,600,000	Quotient Technology Inc., 1.750%, 12/01/22(a)	1,585,786	1,636,514

		3,621,077	3,796,602

	Diversified Industrial — 3.6%
750,000	Chart Industries Inc., 1.000%, 11/15/24(a)	752,698	969,333
1,349,000	Kaman Corp., 3.250%, 05/01/24	1,346,541	1,540,874
1,457,000	Team Inc., 5.000%, 08/01/23	1,431,013	1,709,623
1,000,000	TimkenSteel Corp., 6.000%, 06/01/21	1,026,044	1,221,404

		4,556,296	5,441,234

	Energy and Utilities — 4.2%
2,000,000	Cheniere Energy Inc., 4.250%, 03/15/45	1,295,385	1,540,234
1,500,000	Chesapeake Energy Corp., 5.500%, 09/15/26	1,508,271	1,413,939
259,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21†(a)(b)(c)(d)	0	0
917,000	Newpark Resources Inc., 4.000%, 12/01/21(a)	985,215	1,051,341
3,000,000	SunPower Corp., 4.000%, 01/15/23	2,489,913	2,461,500

		6,278,784	6,467,014

	Entertainment — 2.8%
2,000,000	DISH Network Corp., 3.375%, 08/15/26	1,876,139	1,786,900
1,250,000	Gannett Co. Inc., 4.750%, 04/15/24(a)	1,302,399	1,286,474

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2018

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Entertainment (Continued)
$ 1,625,000	Global Eagle Entertainment Inc., 2.750%, 02/15/35	$1,368,245	$1,243,125

		4,546,783	4,316,499

	Financial Services — 3.3%
1,250,000	Encore Capital Group Inc., 3.000%, 07/01/20	1,134,185	1,155,625
1,500,000	GSV Capital Corp., 4.750%, 03/28/23	1,500,000	1,465,103
1,000,000	Heritage Insurance Holdings Inc., 5.875%, 08/01/37	1,000,000	1,134,587
1,116,000	LendingTree Inc., 0.625%, 06/01/22	1,163,330	1,316,553

		4,797,515	5,071,868

	Health Care — 13.4%
875,000	ANI Pharmaceuticals Inc., 3.000%, 12/01/19	906,178	887,268
550,000	Array BioPharma Inc., 2.625%, 12/01/24(a)	634,631	725,047
1,550,000	BioMarin Pharmaceutical Inc., 0.599%, 08/01/24	1,524,299	1,612,902
1,000,000	Evolent Health Inc., 1.500%, 10/15/25(a)	1,012,459	967,000
1,350,000	Exact Sciences Corp., 1.000%, 01/15/25	1,418,406	1,580,175
250,000	Horizon Pharma Investment Ltd., 2.500%, 03/15/22	240,480	244,361
1,066,000	Insulet Corp., 1.375%, 11/15/24(a)	1,177,312	1,205,896
500,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	485,814	469,787
500,000	Invacare Corp., 4.500%, 06/01/22	502,533	527,031
250,000	K2M Group Holdings Inc., 3.000%, 06/30/25(a)	250,000	295,475
1,384,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24	1,431,479	2,136,117
1,000,000	NuVasive Inc., 2.250%, 03/15/21	1,040,576	1,119,420
1,500,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22	1,543,124	1,575,318
2,000,000	Paratek Pharmaceuticals Inc., 4.750%, 05/01/24(a)	1,945,458	1,725,800
400,000	Retrophin Inc., 2.500%, 09/15/25	407,212	389,433
1,000,000	Supernus Pharmaceuticals Inc., 0.625%, 04/01/23(a)	1,088,995	1,085,821
1,200,000	Teladoc Health Inc., 3.000%, 12/15/22	1,224,203	2,082,994

Principal Amount		Cost	Market Value
$ 1,000,000	Teligent Inc., 3.750%, 12/15/19	$1,001,000	$957,500
1,000,000	Theravance Biopharma Inc., 3.250%, 11/01/23	1,000,000	1,006,150

		18,834,159	20,593,495

	Metals and Mining — 0.7%
500,000	Arconic Inc., 1.625%, 10/15/19	500,954	503,414
600,000	Royal Gold Inc., 2.875%, 06/15/19	598,465	606,308

		1,099,419	1,109,722

	Semiconductors — 8.9%
750,000	Advanced Micro Devices Inc., 2.125%, 09/01/26	787,889	1,787,633
1,500,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	1,593,775	1,774,877
1,500,000	Inphi Corp., 1.125%, 12/01/20	1,560,007	1,575,000
2,000,000	Knowles Corp., 3.250%, 11/01/21	2,047,422	2,250,128
500,000	NXP Semiconductors NV, 1.000%, 12/01/19	541,024	506,830
2,386,000	Rambus Inc., 1.375%, 02/01/23(a)	2,389,512	2,098,043
1,309,000	Silicon Laboratories Inc., 1.375%, 03/01/22	1,360,810	1,415,676
1,750,000	Teradyne Inc., 1.250%, 12/15/23	1,833,507	2,202,009

		12,113,946	13,610,196

	Telecommunications — 3.4%
1,000,000	Dycom Industries Inc., 0.750%, 09/15/21	1,002,113	1,012,317
1,700,000	Infinera Corp., 2.125%, 09/01/24	1,698,319	1,504,500
2,164,000	Twilio Inc., 0.250%, 06/01/23(a)	2,167,466	2,704,375

		4,867,898	5,221,192

	Transportation — 1.4%
2,000,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	1,961,200	2,087,500

	TOTAL CONVERTIBLE CORPORATE BONDS	98,562,769	108,970,186

Shares
	CONVERTIBLE PREFERRED STOCKS — 7.4%
	Agriculture — 0.8%
12,500	Bunge Ltd., 4.875%	1,219,405	1,293,750

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2018

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS (Continued)
	Business Services — 0.3%
711,039	Amerivon Holdings LLC, 4.000% (b)	$1,294,693	$433,734
272,728	Amerivon Holdings LLC, common equity units (b)	0	16,364

		1,294,693	450,098

	Financial Services — 4.4%
2,000	Bank of America Corp., 7.250%	1,972,540	2,542,600
40,000	Landmark Infrastructure Partners LP, 7.000%	1,000,000	895,600
15,000	QTS Realty Trust Inc., 6.500%	1,500,000	1,474,800
1,500	Wells Fargo & Co., 7.500%	1,007,239	1,907,985

		5,479,779	6,820,985

	Food and Beverage — 0.9%
8,000	Post Holdings Inc., 2.500%	1,192,236	1,321,336

	Real Estate Investment Trusts — 1.0%
24,000	Welltower Inc., 6.500%	1,309,210	1,478,400

	TOTAL CONVERTIBLE PREFERRED STOCKS	10,495,323	11,364,569

	MANDATORY CONVERTIBLE SECURITIES (e) — 14.4%
	Computer Software and Services — 0.7%
10,000	MTS Systems Corp., 8.750%, 07/01/19	1,048,578	1,088,660

	Diversified Industrial — 2.2%
30,311	International Flavors & Fragrances Inc., 6.000%, 09/15/21	1,568,594	1,745,307
30,100	Rexnord Corp., 5.750%, 11/15/19	1,549,480	1,720,817

		3,118,074	3,466,124

	Energy and Utilities — 4.6%
7,200	CenterPoint Energy Inc., 7.000%, 09/01/21	360,000	357,264
20,000	Dominion Energy, Inc., 6.750%, 08/15/19	973,596	959,000
18,600	DTE Energy Co., 6.500%, 10/01/19	960,300	991,938
29,666	Hess Corp., 8.000%, 02/01/19	1,779,424	1,883,494
10,000	NextEra Energy Inc., 6.123%, 09/01/19	571,990	580,000
	Sempra Energy,
5,369	6.000%, 01/15/21	546,900	532,390
5,000	6.750%, 07/15/21	508,670	498,550

Shares		Cost	Market Value
25,530	South Jersey Industries Inc., 7.250%, 04/15/21	$1,339,640	$1,283,648

		7,040,520	7,086,284

	Financial Services — 4.7%
10,000	2017 Mandatory Exchangeable Trust, 5.188%, 12/01/20	1,000,000	1,258,500
20,000	Alibaba - Mandatory Exchange Trust, 5.750%, 06/01/19 (a)	2,225,000	3,229,100
14,800	Assurant Inc., 6.500%, 03/15/21	1,521,094	1,549,560
24,000	New York Community Capital Trust V, 6.000%, 11/01/51	995,213	1,140,000

		5,741,307	7,177,160

	Health Care — 1.1%
27,747	Becton Dickinson and Co., 6.125%, 05/01/20	1,505,573	1,627,916

	Real Estate Investment Trusts — 1.1%
1,560	Crown Castle International Corp., 6.875%, 08/01/20	1,614,660	1,630,200

	TOTAL MANDATORY CONVERTIBLE SECURITIES	20,068,712	22,076,344

	COMMON STOCKS — 1.2%
	Computer Software and Services — 1.2%
20,384	Proofpoint Inc.†	1,680,693	1,853,925

	Energy and Utilities — 0.0%
92	Goodrich Petroleum Corp.†	925	1,386

	TOTAL COMMON STOCKS	1,681,618	1,855,311

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
784	Goodrich Petroleum Corp., expire 10/12/26†(b)	0	0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.0%
$ 9,290,000	U.S. Treasury Bills, 2.135% to 2.301%††, 12/20/18 to 01/24/19	9,245,653	9,246,124

TOTAL INVESTMENTS — 100.0%		$140,054,075	153,512,534

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Schedule of Investments (Continued) — October 31, 2018

Market Value

Other Assets and Liabilities (Net)	$413,300

PREFERRED STOCK (1,200,000 preferred shares outstanding)	(30,000,000)

NET ASSETS — COMMON STOCK (5,116,834 common shares outstanding)	$123,925,834

NET ASSET VALUE PER COMMON SHARE ($123,925,834 ÷ 5,116,834 shares outstanding)	$24.22

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31,2018, the market value of Rule 144A securities amounted to $41,143,408 or 26.80% of total investments.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

At October 31, 2018, the Fund held investments in a restricted and illiquid security amounting to $0 or 0.00% of total investments which was valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	10/31/18 Carrying Value Per Bond

$259,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21	12/14/16	$0	$0.00

(d)	Security in default.
(e)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value (cost $140,054,075)	$153,512,534
Cash	4,073
Dividends and interest receivable	779,860
Deferred offering expense	71,161
Prepaid expenses	353

Total Assets	154,367,981

Liabilities:
Distributions payable	161,250
Payable for Fund shares repurchased	76,497
Payable for investment advisory fees	94,389
Payable for payroll expenses	30,350
Payable for accounting fees	7,500
Payable for legal and audit fees	31,186
Payable for shareholder communications expenses	23,220
Other accrued expenses	17,755

Total Liabilities	442,147

Preferred Shares:
Series A Cumulative Preferred Shares (5.375%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$123,925,834

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$103,078,221
Total distributable earnings(a)	20,847,613

Net Assets	$123,925,834

Net Asset Value per Common Share:
($123,925,834 ÷ 5,116,834 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$24.22

(a)	Effective October 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.

Statement of Operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$1,479,644
Interest	1,678,953

Total Investment Income	3,158,597

Expenses:
Investment advisory fees	1,139,667
Trustees’ fees	122,000
Shareholder communications expenses	79,680
Payroll expenses	67,537
Legal and audit fees	53,497
Accounting fees	45,000
Shareholder services fees	30,903
Custodian fees	13,414
Interest expense	143
Miscellaneous expenses	58,801

Total Expenses	1,610,642

Less:
Expenses paid indirectly by broker (See Note 3)	(1,404)

Net Expenses	1,609,238

Net Investment Income	1,549,359

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	13,969,337

Net change in unrealized appreciation on investments	(8,224,852)

Net Realized and Unrealized Gain/(Loss) on Investments	5,744,485

Net Increase in Net Assets Resulting from Operations	7,293,844

Total Distributions to Preferred Shareholders	(1,612,500)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$5,681,344

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,549,359	$2,557,141
Net realized gain on investments	13,969,337	4,328,918
Net change in unrealized appreciation on investments	(8,224,852)	13,220,829

Net Increase in Net Assets Resulting from Operations	7,293,844	20,106,888

Distributions to Preferred Shareholders(a)	(1,612,500)	(1,612,500	)*

Net Increase in Net Asset Attributable to Common Shareholders Resulting from Operations	5,681,344	18,494,388

Distributions to Common Shareholders(a)	(6,091,072)	(6,630,817	)**

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,080,809	1,425,677
Net decrease from repurchase of common shares (includes transaction costs)	(3,999,171)	—
Net decrease from costs charged for issuance of preferred shares	—	(75,574)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(2,918,362)	1,350,103

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(3,328,090)	13,213,674

Net Assets Attributable to Common Shareholders:
Beginning of year	127,253,924	114,040,250

End of year	$123,925,834	$127,253,924

(a)	Effective October 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended October 31, 2017, the distributions to Preferred Shareholders from net investment income and net realized gain were $362,097 and $1,250,403, respectively.
**	For the year ended October 31, 2017, the distributions to Common Shareholders from net investment income and net realized gain were $1,488,992 and $5,141,825, respectively.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended October 31,
	2018	2017	2016	2015		2014
Operating Performance:
Net asset value, beginning of year	$24.24	$22.02	$23.19	$23.59		$22.13

Net investment income	0.25	0.51	0.44	0.17		0.19
Net realized and unrealized gain on investments	1.11	3.33	0.50	0.23		1.74

Total from investment operations	1.36	3.84	0.94	0.40		1.93

Distributions to Preferred Shareholders: (a)
Net investment income	(0.19)	(0.07)	(0.03)	—		—
Net realized gain	(0.12)	(0.24)	(0.04)	—		—

Total distributions to preferred shareholders	(0.31)	(0.31)	(0.07)	—		—

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	1.05	3.53	0.87	0.40		1.93

Distributions to Common Shareholders:
Net investment income	(0.71)	(0.29)	(0.85)		(0.39)	(0.56)
Net realized gain	(0.45)	(0.98)	(0.92)		(0.51)	—

Total distributions to common shareholders	(1.16)	(1.27)	(1.77)		(0.90)	(0.56)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.11	—	0.04	0.10		0.11
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.02)	(0.03)	(0.10)	(0.00	)(b)	(0.02)
Offering costs for preferred shares charged to paid-in capital	(0.00)	(0.01)	(0.21)	—		—

Total Fund share transactions	0.09	(0.04)	(0.27)	0.10		0.09

Net Asset Value Attributable to Common Shareholders, End of Year	$24.22	$24.24	$22.02	$23.19		$23.59

NAV total return†	4.58%	16.29%	2.85%		2.71%	9.71%

Market value, end of year	$20.41	$21.90	$20.81	$19.50		$20.09

Investment total return††	(1.77)%	11.75%	17.23%		1.42%	12.25%

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended October 31,
	2018		2017		2016		2015	2014
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$153,926		$157,254		$144,040		—	—
Net assets attributable to common shares, end of year (in 000’s)	$123,926		$127,254		$114,040		$118,435	$123,667
Ratio of net investment income to average net assets attributable to common shares before preferred distributions		1.17%		2.09%		1.98%	0.80%	1.00%
Ratio of operating expenses to average net assets attributable to common shares	1.22	%(c)(d)	1.28	%(c)(d)	1.15	%(c)(d)	1.10%	1.10%
Portfolio turnover rate		43.0%		33.0%		50.0%	48.0%	43.0%
Cumulative Preferred Shares:
5.375% Series A Preferred
Liquidation value, end of year (in 000’s)	$30,000		$30,000		$30,000		—	—
Total shares outstanding (in 000’s)	1,200		1,200		1,200		—	—
Liquidation preference per share	$25.00		$25.00		$25.00		—	—
Average market value (e)	$25.24		$25.11		$25.49		—	—
Asset coverage per share	$128.27		$131.04		$120.03		—	—
Asset Coverage		513%		524%		480%	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Prior to November 1, 2015, reinvestments of distributions were at market prices on the payable date.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios of operating expenses to average net assets including liquidation value of preferred shares for the years ended October 31, 2018, 2017, and 2016 were 0.99%, 1.03%, and 1.08%, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended October 31, 2018, 2017, and 2016, there was no impact on the expense ratios.
(e)	Based on weekly prices.

See accompanying notes to financial statements.

Bancroft Fund Ltd.

Notes to Financial Statements

1. Organization. Bancroft Fund Ltd. currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced in April 1971.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds
Energy and Utilities	—	$6,467,014	$0	$6,467,014
Other Industries (a)	—	102,503,172	—	102,503,172
Total Convertible Corporate Bonds	—	108,970,186	0	108,970,186
Convertible Preferred Stocks:
Business Services	—	—	450,098	450,098
Food and Beverage	—	1,321,336	—	1,321,336
Other Industries (a)	$9,593,135	—	—	9,593,135
Total Convertible Preferred Stocks	9,593,135	1,321,336	450,098	11,364,569
Mandatory Convertible Securities:
Financial Services	2,689,560	4,487,600	—	7,177,160
Other Industries (a)	14,899,184	—	—	14,899,184
Total Mandatory Convertible Securities	17,588,744	4,487,600	—	22,076,344
Common Stocks (a)	1,855,311	—	—	1,855,311
Warrants (a)	—	—	0	0
U.S. Government Obligations	—	9,246,124	—	9,246,124
TOTAL INVESTMENTS IN SECURITIES	$29,037,190	$124,025,246	$450,098	$153,512,534

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

During the fiscal year ended October 31, 2018, the Fund did not have transfers into or out of Level 3. The following table reconciles Level 3 investments for the Fund for which significant unobservable inputs were used to determine fair value

	Balance as of 10/31/17	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/18	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds(a)	$ 0	—	—	—	—	—	—	—	$ 0	—
Convertible Preferred Stocks(a)	450,098	—	—	—	—	—	—	—	450,098	—
Warrants(a)	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$450,098	—	—	—	—	—	—	—	$450,098	—

†	Net change in unrealized appreciation/depreciation on investments is included in the Statement of Operations.
(a)	Please refer to the SOI for the industry classifications of these portfolio holdings.

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2018.

Description	Balance at 10/31/18	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	$ 0	Bankruptcy	Discount Range	0%
Convertible Preferred Stock (a)	450,098	Acquisition price/cash flow analysis	Discount Range	0%
Warrants (a)	0	Bankruptcy	Discount Range	0%

TOTAL INVESTMENTS IN LEVEL 3 SECURITIES	$450,098

(a)	Please refer to the SOI for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

the Acquired Funds in addition to the Fund’s expenses. During the fiscal year ended October 31, 2018, the Fund held no investments in other investment companies.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities as of October 31, 2018, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redesignation of dividends and reclassification of convertible bond premiums at disposition. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended October 31, 2018, reclassifications were made to decrease paid-in capital by $1,502,772 with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to 5.375% Series A Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,270,313	$1,130,488	$1,980,039	$481,511
Net long term capital gains	1,820,759	482,013	4,650,778	1,130,989

Total distributions paid	$6,091,072	$1,612,501	$6,630,817	$1,612,500

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$50,652
Undistributed long term capital gains	8,861,042
Net unrealized appreciation on investments	12,097,169
Other temporary differences*	(161,250)

Total	$20,847,613

*	Other temporary differences were due to current year dividends payable.

At October 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to amortization of bond premium.

The following summarizes the tax cost of investments and the related net unrealized appreciation at October 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$141,415,365	$16,355,274	$(4,258,105)	$12,097,169

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended October 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the fiscal year ended October 31, 2018, the Fund paid $959 in brokerage commissions on security trades to G. research, LLC, an affiliate of the Adviser.

During the fiscal year ended October 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,404.

Through October 31, 2017, the Adviser waived fees or reimbursed expenses of the Fund to the extent the total expenses of the Fund (excluding brokers costs, interest, taxes, acquired fund fees and expenses, expenses

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

chargeable to capital, and extraordinary expenses) exceed 1.10% of the weekly average net assets of the Fund. This 1.10% expense cap expired on October 31, 2017.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended October 31, 2018, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the fiscal year ended October 31, 2018, the Fund paid or accrued $67,537 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Lead Independent Trustee receives an annual fee of $2,000 and the Audit and Nominating Committee Chairmen each receives an annual fee of $3,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund

During the fiscal year ended October 31, 2018, the Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $108,981.

4. Portfolio Securities. Purchases and sales of securities during the fiscal year ended October 31, 2018, other than short term securities and U.S. Government obligations, aggregated $66,823,268 and $78,986,213, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended October 31, 2018, the Fund repurchased and retired 182,873 of its common shares at an investment of $3,999,171 and an average discount of 13.58%, from its net asset value.

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended October 31, 2018 and 2017 were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	49,807	$1,080,809	70,300	$1,425,677
Net decrease from repurchase of common shares	(182,873)	(3,999,171)	—	—

Net increase/(decrease) from transactions in Fund shares	(133,066)	$(2,918,362)	70,300	$1,425,677

The Fund has an effective shelf registration authorizing the offering of an additional $100 million of common or preferred shares. As of October 31, 2018, after considering the Series A offering, the Fund has approximately $70 million available for issuance under the current shelf registration.

On August 9, 2016, the Fund issued 1,200,000 shares of 5.375% Series A Cumulative Preferred Shares (Series A Preferred), receiving $28,834,426, after the deduction of offering expenses of $945,000 and underwriting fees of $220,574. The liquidation value of Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.375%. The Series A Preferred is noncallable before August 9, 2021. At October 31, 2018, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $161,250.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Series A Preferred, par value $0.01. The Series A Preferred are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Series A Preferred generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred voting together as a single class also currently have the right to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Series A Preferred, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Series A Preferred and

Bancroft Fund Ltd.

Notes to Financial Statements (Continued)

a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Bancroft Fund Ltd.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Bancroft Fund Ltd.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2018, the related statement of operations, statement of changes in net assets attributable to common shareholders, and the financial highlights for the year then ended, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, of changes in its net assets attributable to common shareholders, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the statement of changes in net assets attributable to common shareholders and the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

Bancroft Fund Ltd.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Bancroft Fund Ltd. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5] :

Mario J. Gabelli, CFA Trustee and Chairman Age: 76	Since 2015***	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Jane D. O’Keeffe Trustee and President Age: 63	Since 1995*	1	President of the Bancroft Fund Ltd.; Portfolio Manager for Gabelli Funds, LLC; Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (2014-2015); President of Dinsmore Capital Management (1996-2015); President of the Ellsworth Growth and Income Fund Ltd. (1996-2014)	—

INDEPENDENT TRUSTEES[6] :

Kinchen C. Bizzell, CFA Trustee Age: 64	Since 2008**	2	Private Investor; Managing Director of CAVU Securities (securities broker-dealer) (2013-2016); Investor Relations Managing Director (1998-2003) and Senior Counselor (2004-2013) at Burson-Marsteller (global public relations and communications)	—

Elizabeth C. Bogan, PhD Trustee Age: 74	Since 1990*	4	Senior Lecturer in Economics at Princeton University	—

James P. Conn Trustee Age: 80	Since 2015*	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[7] Trustee Age: 79	Since 2015**	14	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Bancroft Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Daniel D. Harding Trustee Age: 66	Since 2007***	3	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (2010-2012)	—

Michael J. Melarkey Trustee Age: 69	Since 2015**	25	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[7,8] Trustee Age: 50	Since 2015***	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Nicolas W. Platt Trustee Age: 65	Since 1997***	2	Private Investor; Member of NYSE MKT LLC Committee on Securities; Township Committee Member, Harding, New Jersey; former Mayor of Township of Harding, New Jersey (2013- 2016); Managing Director of FTI Consulting Inc. (international consulting company) (March 2009-May 2011)	—

Anthonie C. van Ekris[7] Trustee Age: 84	Since 2015*	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[9]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2015	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2015	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2015	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Laurissa M. Martire Vice President and Ombudsman Age: 42	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

Bancroft Fund Ltd.

Additional Fund Information (Continued) (Unaudited)

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	— Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	— Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

4

This column includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, other investment companies registered under the 1940 Act, and other noteworthy directorships.

5

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli and Ms. O’Keeffe are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

6 Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.

7

Mr. Fahrenkopf’s daughter, Lesle. F. Foley, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

8	This Trustee is elected solely by and represents the shareholders of the Preferred Shares issues by the Fund.
9

Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns and retires or until his or her successor is duly elected and qualifies.

Bancroft Fund Ltd.

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited)

At its meeting on August 22, 2018, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers as well as the Independent Board Members’ satisfaction with the performance of the portfolio managers since the Adviser assumed control of the Fund in 2015. The Independent Board Members also noted that they were impressed with the overall quality of the materials relating to the Board’s consideration of the Advisory Agreement.

Investment Performance.

The Independent Board Members reviewed the performance of the Fund for the one, three, and five year periods (as of June 30, 2018) against a peer group of 14 convertible funds prepared by the Adviser (the Adviser Peer Group) and against a larger peer group of 29 closed-end funds constituting the Fund’s Lipper category (Closed-End Core, Convertible, and Value Equity Funds) (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one year, three year, and five year periods for the Adviser Peer Group, and in the first quartile for the one year period and the second quartile for the three year and five year periods for the Lipper Peer Group.

Profitability.

The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge and noted the Adviser’s estimated pre-tax operating margin attributable to the Fund in both scenarios.

Economies of Scale.

The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.

Sharing of Economies of Scale.

The Independent Board Members noted that the Fund’s advisory fee contained a reduction for assets in excess of $100 million, which would indicate a sharing even if economies of scale were not experienced at such a low asset level.

Service and Cost Comparisons.

The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all

Bancroft Fund Ltd.

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited) (Continued)

administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within the Adviser Peer Group, the Fund’s investment management fee and total expense ratio were slightly above the Adviser Peer Group average. The Independent Board Members further noted that both the Fund’s investment management fee and total expense ratio were slightly above the Lipper Peer Group average. The Independent Board Members also noted that the management fee structure was different from that in effect for most of the Gabelli funds, in that it contains a reduction for assets in excess of $100 million and is lower than the management fees in effect for most other Gabelli funds due to the retention of the Fund’s historical fee structure when the Adviser assumed the management of the Fund in 2015.

Conclusions.

The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the Fund’s performance record has been acceptable since the Adviser assumed control of the Fund in 2015. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

BANCROFT FUND LTD.

INCOME TAX INFORMATION (Unaudited)

October 31, 2018

Cash Dividends and Distributions
	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Dividend Reinvestment Price
Common Stock
	12/27/17	11/28/17	$0.41000	$0.28630	$0.12370	21.70000
	03/22/18	03/15/18	0.25000	0.17460	0.07540	21.36140
	06/22/18	06/15/18	0.25000	0.17460	0.07540	21.96610
	09/21/18	09/14/18	0.25000	0.17450	0.07550	22.79090

			$1.16000	$0.81000	$0.35000
5.375% Series A Cumulative Preferred
	12/26/17	12/18/17	$0.33594	$0.05200	$0.28394
	03/26/18	03/19/18	0.33594	0.02982	0.30612
	06/26/18	06/19/18	0.33594	0.02773	0.30821
	09/26/18	09/19/18	0.33594	0.02436	0.31158

			$1.34375	$0.13390	$1.20985

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

For the fiscal year ended October 31, 2018, the Fund paid to common shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.8100 per share, and long term capital gains totaling $2,302,772. For the fiscal year ended October 31, 2018, 41.60% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 42.70% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 39.09% of the ordinary income distribution as qualified interest income and short term distributions totaling $651,240 pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The percentage of ordinary income dividends paid by the Fund during 2018 derived from U.S. Government securities was 0.52%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of October 31, 2018 was 6.0%.

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Total Distributions (a)
Common Shares
2018	$0.71000	$0.10000	$0.35000	$1.16000
2017	0.28460	0.09380	0.88890	1.26730
2016	0.85110	—	0.92390	1.77500

5.375% Series A Cumulative
Preferred
2018	$0.13390	—	$1.20985	$1.34375
2017	0.28761	—	1.05613	1.34374
2016	0.08412	—	0.09131	0.17543

(a) Total amounts may differ due to rounding.

(b) Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of Bancroft Fund Ltd. to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

Bancroft Fund Ltd.

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (877) 208-9514.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, for the first three calendar quarter distributions, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE American trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. For the fourth calendar quarter distribution when the market price is lower, the Fund will issue shares at the market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE American, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $100 to $10,000. AST will use these funds to purchase shares in the open market on or about the 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

BANCROFT FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Bancroft Fund Ltd. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the NYSE, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent —we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Bancroft Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Previously Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XBCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

BANCROFT FUND LTD.

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Kinchen C. Bizzell

Former Managing Director,

CAVU Securities

Elizabeth C. Bogan

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Jane D. O’Keeffe

Portfolio Manager,

Gabelli Funds, LLC

Nicolas W.Platt

Former Managing Director,

FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

Jane D. O’Keeffe

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

BCV Q4/2018

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Daniel D. Harding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 in 2017 and $26,000 in 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2017 and $3,700 in 2018. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $0 in 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2017 and $0 in 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Kinchen C. Bizzell, Elizabeth C. Bogan, Daniel D. Harding and Kuni Nakamura.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

[1]	With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: November 14, 2018

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: November 14, 2018

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: November 14, 2018

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: November 14, 2018

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*          Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*          Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: November 14, 2018

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*          Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: November 14, 2018

*          Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: November 14, 2018

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*	Qualifications

*	Nominating committee in place

*	Number of outside directors on the board

*	Attendance at meetings

*	Overall performance

Revised: November 14, 2018

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*	Amount of stock currently authorized but not yet issued or reserved for stock option plans

*	Amount of additional stock to be authorized and its dilutive effect

Revised: November 14, 2018

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: November 14, 2018

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: November 14, 2018

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*	State of Incorporation

*	Management history of responsiveness to shareholders

*	Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*	Dilution of voting power or earnings per share by more than 10%.

*	Kind of stock to be awarded, to whom, when and how much.

*	Method of payment.

*	Amount of stock already authorized but not yet issued under existing stock plans.

Revised: November 14, 2018

*	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, and Mr. James Dinsmore serve as Portfolio Managers of the Bancroft Fund Ltd.

Jane O’Keeffe joined Gabelli Funds, LLC in 2015. Ms. O’Keeffe currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Thomas Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. T. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. T. Dinsmore was Chairman and CEO of Dinsmore Capital from 1996 to 2015. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

James Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. Mr. J. Dinsmore currently serves as a portfolio manager of the Fund and several funds within the Gabelli/GAMCO Funds complex. Mr. J. Dinsmore received a BA in Economics from Cornell University and an MBA from Rutgers University.

Bancroft Fund Ltd. (As of October 31, 2018)

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Jane D. O’Keeffe	Registered Investment Companies:	3	$312.6 million	1	$122.1 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$5.9 million	0	$0

2. Thomas H. Dinsmore, CFA	Registered Investment Companies:	3	$312.6 million	1	$122.1 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$1.8 million	0	$0

3. James A. Dinsmore, CFA	Registered Investment Companies:	3	$312.6 million	1	$122.1 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$0.6 million	0	$0

Potential Conflicts of Interest

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest. The Investment Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for the Portfolio Managers The compensation for the Portfolio Managers for the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Jane O’Keeffe, Thomas Dinsmore, and James Dinsmore each own $100,001 - $500,000, $500,001, - $1,000,000, and $100,001 - $500,000, respectively, of shares in the Fund as of September 30, 2018.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 05/01/2018 through 05/31/2018	Common – 18,420 Preferred Series A – N/A	Common – $21.7358 Preferred Series A – N/A	Common – 18,420 Preferred Series A – N/A	Common – 5,279,307 - 18,420 = 5,260,887 Preferred Series A – 1,200,000
Month #2 06/01/2018 through 06/30/2018	Common – 11,221 Preferred Series A – N/A	Common – $21.9467 Preferred Series A – N/A	Common – 11,221 Preferred Series A – N/A	Common – 5,260,887 - 11,221 = 5,249,666 Preferred Series A – 1,200,000
Month #3 07/01/2018 through 07/31/2018	Common – 16,015 Preferred Series A – N/A	Common – $22.1083 Preferred Series A – N/A	Common – 16,015 Preferred Series A – N/A	Common – 5,249,666 - 16,015 = 5,233,651 Preferred Series A –1,200,000

Month #4 08/01/2018 through 08/31/2018	Common – 19,407 Preferred Series A – N/A	Common – $22.4869 Preferred Series A – N/A	Common – 19,407 Preferred Series A – N/A	Common – 5,233,651 - 19,407 = 5,214,244 Preferred Series A – 1,200,000
Month #5 09/01/2018 through 09/30/2018	Common – 33,250 Preferred Series A – N/A	Common – $22.7459 Preferred Series A – N/A	Common – 33,250 Preferred Series A – N/A	Common – 5,214,244 - 33,250 = 5,180,994 Preferred Series A – 1,200,000
Month #6 10/01/2018 through 10/31/2018	Common – 64,160 Preferred Series A – N/A	Common – $21.2716 Preferred Series A – N/A	Common – 64,160 Preferred Series A – N/A	Common – 5,180,994 - 64,160 = 5,116,834 Preferred Series A – 1,200,000
Total	Common – 162,473 Preferred Series A – N/A	Common – $21.9684 Preferred Series A – N/A	Common – 162,473 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Registered Public Accounting Firm

        Effective December 29, 2017, the Board of Trustees (the “Board”) of Bancroft Fund Ltd., a Delaware statutory trust (the “Fund”), including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed PricewaterhouseCoopers LLP (“PWC”) to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018. PWC replaces Tait, Weller & Baker LLP (“Tait”) in this role. Tait did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of PWC in the Fund.

        Tait’s reports on the financial statements of the Fund for the fiscal years ended October 31, 2017 and October 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

        During the fiscal years ended October 31, 2017, and October 31, 2016, and the subsequent interim period through December 29, 2017, there were no “disagreements” (as defined in Item

304(a)(1)(iv) of Regulation S-K and related instructions) with Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused Tait to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

        During the fiscal years ended October 31, 2017, and October 31, 2016, and the subsequent interim period through December 29, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

        During the fiscal years ended October 31, 2017, and October 31, 2016, and the subsequent interim period prior to engaging PWC, neither the Fund, nor anyone on its behalf, consulted with PWC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that PWC concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

        Tait has furnished the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated October 23, 2019 is attached as Attachment A to this exhibit.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bancroft Fund Ltd.

By (Signature and Title)* /s/ Jane D. O’Keeffe
Jane D. O’Keeffe, Principal Executive Officer

Date 10/23/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jane D. O’Keeffe
Jane D. O’Keeffe, Principal Executive Officer

Date 10/23/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 10/23/19

* Print the name and title of each signing officer under his or her signature.